SUPERIOR COURT OF THE STATE OF WASHINGTON FOR KING COUNTY

ANNE D. MANOS, an individual; and		CASE NO.: 08-2-43209-2 SEA
JAMES N. MERCER, an individual,
		(Derivative Action)
Derivative Plaintiffs,
		NOTICE OF PROPOSED
v.		SETTLEMENT OF SHAREHOLDER
		DERIVATIVE ACTION
JAMES F. VOELKER, and the marital community
composed of JAMES F. VOELKER and
PATRICIA J. VOELKER, husband and wife;
JOHN E. CUNNINGHAM, IV, and the marital
community composed of JOHN E.
CUNNINGHAM, IV and JANE DOE
CUNNINGHAM, husband and wife; JULES
HAIMOVITZ, and the marital community
composed of JULES HAIMOVITZ and JANE DOE
HAIMOVITZ, husband and wife; RICHARD D.
HEARNEY, and the marital community composed
of RICHARD D. HEARNEY and JANE DOE
HEARNEY, husband and wife; LEWIS M.
TAFFER, and the marital community composed of
LEWIS M. TAFFER and JANE DOE TAFFER,
husband and wife; GEORGE M. TRONSRUE, III,
and the marital community composed of GEORGE
M. TRONSRUE, III and JANE DOE TRONSRUE,
husband and wife; VANESSA A. WITTMAN, and
the marital community composed of VANESSA A.
WITTMAN and JOHN DOE WITTMAN, wife and
husband; ALLEN HSIEH, and the marital
community composed of ALLEN HSIEH and
JANE DOE HSIEH, husband and wife; BRIAN T.
MCMANUS, and the marital community composed
of BRIAN T. MCMANUS and JANE DOE
MCMANUS; STEVEN L. ELFMAN, and the
marital community composed of STEVEN L.
ELFMAN and JANE DOE ELFMAN, husband and
wife; and R. BRUCE EASTER, JR., and the marital
community composed of R. BRUCE EASTER, JR.
and JANE DOE EASTER, husband and wife;

Defendants,

and

INFOSPACE, INC., a Delaware corporation,

Nominal Defendant.

NOTICE OF PROPOSED SETTLEMENT OF	1
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CASE NO. 08-2-43209-2 SEA

TO:	ALL CURRENT HOLDERS OF THE COMMON STOCK OF INFOSPACE, INC.
(“INFOSPACE” OR THE “COMPANY”)

PLEASE READ THIS NOTICE CAREFULLY;

IT AFFECTS YOUR RIGHTS

THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A

SHAREHOLDERS’ DERIVATIVE ACTION AND CLAIMS ASSERTED THEREIN. CURRENT SHAREHOLDERS OF INFOSPACE COMMON STOCK ARE ENTITLED TO OBJECT, IF THEY DESIRE, TO THE SETTLEMENT OF THE DERIVATIVE CLAIMS AS DESCRIBED HEREIN. IF THE COURT APPROVES THE DERIVATIVE SETTLEMENT, YOU WILL BE BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED SETTLEMENT, AND FROM PURSUING THE

SETTLED DERIVATIVE CLAIMS.

     The purpose of this notice is to advise you of the settlement (the “Settlement”) of the above-captioned derivative litigation (the “Derivative Action”) pending in the Superior Court of the State of Washington, King County. The Settling Parties are: (a) nominal defendant InfoSpace, (b) the following present and former officers and/or directors of InfoSpace and their spouses: James F. Voelker, John E. Cunningham, IV, Jules Haimovitz, Richard D. Hearney, Lewis M. Taffer, George M. Tronsrue, III, Vanessa A. Wittman, Allen Hsieh, Brian T.

McManus, Steven L. Elfman, R. Bruce Easter, Jr., and John Foster (collectively the “Interested Individuals”), (c) Derivative Plaintiffs Anne D. Manos and James N. Mercer (“Plaintiffs”), (d) the Special Litigation Committee of the InfoSpace Board of Directors (the “SLC”), (e) Syzygy

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Consulting Group LLC (“Syzygy”), and (f) Wilson Sonsini Goodrich & Rosati, Professional Corporation (“Wilson Sonsini”). If approved by the Court, the Settlement would fully, finally and forever resolve the Derivative Action on the terms and conditions summarized in this Notice. The complete terms and conditions of the Settlement are set forth in the Settlement Agreement, on file with the Superior Court.

     A hearing (the “Settlement Hearing”) will be held on November 23 at 9:00am. before Judge Barbara Mack at the Maleng Regional Justice Center of the Superior Court of the State of Washington, King County, Kent Division located at 401 Fourth Avenue North, Kent, WA 98032, for the purpose of considering (i) whether the proposed Settlement is fair, reasonable and adequate, (ii) whether to enter a judgment giving final approval to the Settlement, dismissing the action with prejudice and effectuating the releases described below, (iii) whether the attorneys’ fees and expenses for Plaintiffs’ Counsel should be approved, and (iv) such other necessary and proper matters.

I. DESCRIPTION OF THE DERIVATIVE ACTION

     On December 17, 2008, Plaintiffs filed a shareholder derivative action on behalf of InfoSpace in Superior Court in King County, Washington. Plaintiffs subsequently filed a First Amended Complaint (the “FAC”) on February 11, 2009. Plaintiffs alleged that the individuals named as defendants in the complaints--James F. Voelker, John E. Cunningham, IV, Jules Haimovitz, Richard D. Hearney, Lewis M. Taffer, George M. Tronsrue, III, and Vanessa A. Wittman (collectively the “Director Defendants”) and Allen Hsieh, Brian T. McManus, Steven L. Elfman, and R. Bruce Easter, Jr. (collectively, the “Officer Defendants”)--breached their fiduciary duties in connection with Compensation Programs and Amended Employment Agreements approved by the Board in 2007.

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     During a hearing on June 12, 2009 and then by Order dated July 1, 2009, the Court denied InfoSpace’s Motion to Dismiss based on Plaintiffs’ failure to make a pre-suit demand, and granted in part and denied in part the individual defendants’ Motion to Dismiss based on failure to state a claim. The Court allowed the suit to proceed against the Director Defendants but dismissed without prejudice the claims as to the Officer Defendants.

     On June 22, 2009, the InfoSpace Board of Directors appointed the SLC to investigate, review and analyze the facts, transactions, events and circumstances surrounding or related to the claims made in the Derivative Action and exercise all the powers and authority of the Board with respect thereto. The SLC is composed of two outside directors of InfoSpace, neither of whom was on the Board in 2007 or 2008. The SLC commenced its investigation in July 2009. It or its independent counsel has reviewed over 43,000 documents, interviewed over 20 individuals, evaluated various legal issues, consulted with experts, and evaluated analyses provided by Plaintiffs’ Counsel. The SLC held over 30 meetings with its independent counsel. Exercising its business judgment, the SLC, on behalf of InfoSpace, believes that the proposed Settlement is fair, reasonable, adequate, and in the best interest of InfoSpace and its shareholders.

     Although Plaintiffs believe their claims have merit, Plaintiffs recognize the uncertainty of continued proceedings necessary to prosecute such claims through trial. The individual defendants have asserted substantial defenses to Plaintiffs’ claims rendering the outcome of the Derivative Action uncertain. Plaintiffs have also taken into account the costs and risks inherent in the Derivative Action, including, among other things, the likelihood of protracted appellate review. Plaintiffs and Plaintiffs’ Counsel therefore desire to enter into the Settlement on the terms and conditions set forth in the Settlement Agreement, believing such Settlement to be fair, reasonable, adequate, and in the best interests of InfoSpace and its shareholders.

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     The Interested Individuals, Syzygy, and Wilson Sonsini have denied and continue to deny all charges of wrongdoing or liability against them or any of them arising out of any conduct, statements, acts or omissions alleged in the Derivative Action. They assert that that all times they acted in the best interests of the company and its shareholders and that they have strong factual and legal defenses to all claims alleged against them in the FAC. Without admitting any wrongdoing or liability on their part whatsoever, the Interested Individuals, Syzygy, and Wilson Sonsini are nevertheless willing to enter into the Settlement Agreement in order to fully and finally settle and dispose of all the Released Claims, which are defined below.

II. TERMS OF THE PROPOSED SETTLEMENT

The following description of the proposed Settlement is only a summary, and reference is made to the text of the Settlement Agreement, on file with the Superior Court:

·	Five business days after the Final Judgment becomes final, certain of the Settling Parties and certain directors and officers liability insurance carriers will pay InfoSpace certain amounts that will total $26.65 million.

	o	Of this amount, at least $20,950,186 will be paid in cash.

	o	The remaining $5,699,814 will be in cash or composed of a combination of InfoSpace common stock, vested stock options, unvested RSUs and/or foregone contractual rights to cash payments from InfoSpace, valued as set forth in the Settlement Agreement.

·	Since the inception of the Derivative Action, the Company has adopted a variety of corporate governance reforms related to, among other things, the Board’s practices with respect to evaluating and approving compensation. The Governance Reforms include the following:

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o	InfoSpace’s stock option plans will be amended to make clear that, in the event of future extraordinary cash dividends, outstanding equity awards may be adjusted through a mathematically-based combination of strike-price adjustments and increases in the number of equity awards.

o	In the event of future extraordinary cash dividends, outstanding equity awards will be adjusted through a mathematically-based combination of strike-price adjustments and increases in the number of equity awards unless the Board, advised by an independent compensation consultant, concludes that cash payments or some other form of compensation would be in the best interests of InfoSpace.

o	InfoSpace will not make tax gross-up payments in connection with any future extraordinary cash dividends and equity award adjustments. Any other type of tax gross-up payments must be approved in advance by the InfoSpace Compensation Committee.

o	The InfoSpace Board of Directors will have a non-management Lead Independent Director any time the Chairman of the Board is not an independent director.

o	The Compensation Committee of the Board will retain an independent compensation consultant, hired by and reporting solely to the Compensation Committee to review those aspects of executive and director compensation that the Compensation Committee deems appropriate to review.

o	Certain Board committees have been reconstituted and their policies and charters have been revised.

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o	The Board self-evaluation process and continuing director education has been improved.

It is the judgment of the SLC on behalf of InfoSpace that the foregoing financial contributions and the Governance Reforms each confer real and substantial benefits to

InfoSpace.

III. DISMISSAL AND RELEASES

If the proposed Settlement is approved, the Superior Court will enter an Order and Final

Judgment. The Order and Final Judgment will (i) approve the Settlement Agreement and Stipulated Order, (ii) dismiss the Derivative Action with prejudice, (iii) permanently bar any future prosecution of any Released Claims against the Individual Released Parties and against InfoSpace, Syzygy, Wilson Sonsini and the Related Parties.

When the payments described above are made, each Settling Party will be deemed fully,

finally and forever to have released all Released Claims against the Individual Released Parties and against InfoSpace, Syzygy, Wilson Sonsini and the Related Parties.

The term “Released Claims” is specifically defined in the Settlement Agreement. It is defined as follows:

“Released Claims” means any and all claims, rights and causes of action (including any claims for costs, attorneys’ fees or expenses, and including any claims arising under the federal and state securities laws or under federal, state, local, statutory or common law or any other law, rule or regulation, including the law of any jurisdiction outside of the United States), whether legal or equitable or any other type, known or unknown, that any Settling Party ever had, now has or hereafter can, shall or may have, based upon, related to, arising out of, directly or indirectly resulting from, or in consequence of, or in any way involving any payments made or received, acts, omissions and/or failures to act, and/or any approvals of acts, omissions and/or failures to act, in connection with (1) two special dividends that InfoSpace paid in 2007 and 2008 (the “Special Dividends”), and/or payments to officers, directors and/or employees in connection therewith, including, without limitation, the use of cash and restricted stock units as compensation, and/or the payment of tax gross-ups (all of which actions are referred to as the “Compensation Programs”), (2) the analysis, negotiation, approval, execution, interpretation of, and/or payments under, the 2007 Amended Employment Agreements, (3) the analysis,

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negotiation, approval, execution, interpretation of, and/or payments under, the amended employment agreement dated November 4, 2008 with defendant Voelker, (4) the role of the Sandell Group, if any, in the matters described in this subsection O(1)-(3), and/or (5) any other acts or omissions alleged to be wrongful in the Derivative Action or that could have been alleged to be wrongful in the Derivative Action, arising out of the Special Dividends, the Compensation Programs, or the 2007 Amended Employment Agreements as against any of the Settling Parties or the Related Parties, whether or not such Settling Parties were actually named defendants in the Derivative Action. This definition of Released Claims covers all types of claims described herein, whether asserted directly, derivatively, representatively on behalf of a class, or in any other capacity, against any of the Individual Released Parties or any of the other Settling Parties or the Related Parties.

By operation of the Order and Final Judgment, all holders of InfoSpace common stock will be forever barred from seeking other or further relief on such claims.

In addition to the releases to be given to the Individual Released Parties, InfoSpace,

Syzygy, Wilson Sonsini, and the Related Parties, Plaintiffs and Plaintiffs’ Counsel will receive releases of any claims arising from their filing and prosecution of the derivative lawsuit.

IV. PLAINTIFFS’ COUNSEL’S FEES AND EXPENSES

At the Settlement Hearing, the Court will decide whether to give final approval to an award to Plaintiffs’ Counsel of attorneys’ fees, costs and expenses (“Fees and Expenses”) of

$5.33 Million as fair and reasonable.

V. THE HEARING AND YOUR RIGHTS AS SHAREHOLDERS

Prior to deciding whether to approve the Settlement, the Court will hold a Settlement

Hearing. The Settlement Hearing will be held on November 23 at 9:00am. before Judge Barbara Mack at the Maleng Regional Justice Center of the Superior Court of the State of Washington, King County, Kent Division located at 401 Fourth Avenue North, Kent, WA 98032, for the purpose of considering (i) whether the proposed Settlement is fair, reasonable and adequate, (ii) whether to enter a judgment giving final approval to the Settlement, dismissing the action with prejudice and effectuating the releases described below, (iii) whether the attorneys’ fees and expenses to be awarded to Plaintiffs’ Counsel should be approved, and (iv) such other necessary

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and proper matters. The Court may continue or adjourn the Settlement Hearing from time to time without further notice to InfoSpace shareholders.

     Any shareholder who objects to any aspect of the Settlement or the Plaintiffs’ Counsel’s Fees and Expenses may appear and be heard at the Settlement Hearing provided that the shareholder complies with the procedures set forth below for making an appearance:

·	You are not required to respond, appear, or retain your own counsel, but if you choose to do so it will be at your own expense.

·	A shareholder wishing to assert an objection to the proposed Settlement must, at least fourteen (14) days prior to the Settlement hearing:

	o	File with the Clerk of the Court notice of such shareholder’s intention to appear, showing proof of ownership of InfoSpace stock, including the number of shares of InfoSpace common stock held and the date(s) of purchase, and providing a statement that indicates the basis for such appearance, the nature of such objections, the identities of any witnesses such shareholder plans to call at the Settlement Hearing, and any documentation in support of any objection; and

	o	Simultaneously serve copies of such notice, proof of ownership, statement,

and documentation, together with copies of any other paper or briefs such shareholder files with the Court in person or by mail upon the following:

Frank Cordell

Gordon Tilden Thomas & Cordell LLP 1001 Fourth Avenue, Suite 4000 Seattle, WA 98154 (206) 467-6477

Attorneys for Plaintiffs

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William C. Smart Keller Rohrback LLC

1201 Third Avenue, Suite 3200 Seattle, WA 98101 (202) 623-1900

Attorneys for Plaintiffs

Daniel Bookin

O’Melveny & Myers LLP

Two Embarcadero Center, 28th Floor San Francisco, CA 94111 (415) 984-8700

Attorneys for the SLC, on behalf of InfoSpace, Inc.

James G. Kreissman

Simpson Thacher & Bartlett LLP 2550 Hanover Street Palo Alto, CA 94304 (650) 251-5000

Attorneys for InfoSpace, Inc.

Douglas M. Schwab Hogan Lovells US LLP

4 Embarcadero Center, 22nd Floor San Francisco, CA 94111 (415) 374-2300

Attorneys for James F. Voelker

David W. Shapiro

Boies, Schiller Flexner LLP 1999 Harrison Street, Suite 900 Oakland, CA 94612 (510) 874-1000

Attorneys for the Interested Individuals

Robert Joseph Pia Law Offices of Robert Pia 835 Front Street San Francisco, CA 94111 (415) 781-4400

Attorneys for Syzygy Consulting Group LLC

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Donald E. Bradley

Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road Palo Alto, CA 94304 (650) 493-9300

General Counsel, Wilson Sonsini Goodrich & Rosati, Professional Corporation

     Any shareholder who does not make his or her objection or opposition to the proposed Settlement in the manner provided herein shall be deemed to have waived such objection and shall be forever foreclosed from making any objection to the fairness, reasonableness, or adequacy of the proposed Settlement and the Fees and Expenses awarded to Plaintiffs’ Counsel, and shall otherwise be bound by the Order and Final Judgment.

VI. HOW TO GET FURTHER INFORMATION

     This notice does not purport to be a comprehensive description of the Derivative Action, the terms of the Proposed Settlement or the scheduled Settlement Hearing. For more complete information concerning the Derivative Action and the proposed Settlement, you may inspect the pleadings, the Settlement Agreement and all other papers and documents filed with the Court during regular office hours at the Clerk’s Office located at 516 3rd Avenue; Seattle, WA 98104.

Further information regarding the Derivative Action and this Notice may be obtained by contacting Plaintiffs’ Counsel:

Frank Cordell

Gordon Tilden Thomas & Cordell LLP 1001 Fourth Avenue, Suite 4000 Seattle, WA 98154 (206) 467-6477

William C. Smart Keller Rohrback LLC

1201 Third Avenue, Suite 3200 Seattle, WA 98101 (202) 623-1900

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PLEASE DO NOT TELEPHONE THE COURT OR THE CLERK’S OFFICE

REGARDING THIS NOTICE.

DATED: October 12, 2010

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